SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 24, 1996




                      CNL AMERICAN PROPERTIES FUND, INC.
              (Exact Name of Registrant as Specified in Charter)



            Florida                 33-78790               59-3239115
    (State or other juris-  (Commission File Number)     (IRS Employer
   diction of incorporation)                           Identification No.)


             400 East South Street, Suite 500               32801
                     Orlando, Florida                    (Zip Code)
         (Address of principal executive offices)



      Registrant's telephone number, including area code:  (407) 422-1574








ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
------
         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
------

         STATUS OF THE OFFERING

         Pursuant to a registration statement on Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, CNL American Properties Fund, Inc. (the "Company") registered for sale an aggregate of $165,000,000 of shares of common stock (the "Shares") (16,500,000 Shares at $10 per Share). As of September 19, 1996, the Company had received aggregate subscription proceeds of $99,751,116 (9,975,112 Shares) from 5,567 stockholders, including $243,167 (24,317 Shares) issued pursuant to the Company's reinvestment plan.

         As stated in the registration statement of the Company, including the Prospectus which constitutes a part thereof, as amended, the proceeds of the offering of Shares are used primarily to acquire properties (the "Properties") located across the United States to be leased on a long-term, triple-net basis to creditworthy operators of selected national and regional fast-food, family-style and casual dining restaurant chains. The Company may also provide financing (the "Mortgage Loans") for the purchase of buildings, generally by lessees that lease the underlying land from the Company.

         ACQUISITION OF PROPERTIES

         During the period July 17, 1996 through September 19, 1996, the Company acquired ten Properties, including one Property consisting of building only and nine Properties consisting of land and building. The Properties are four Boston Market Properties (one in each of Upland, La Quinta and Merced, California, and Florissant, Missouri), one Jack in the Box Property (in Houston, Texas), two Applebee's Properties (one in each of Montclair and Salinas, California), one Golden Corral Property (in Brooklyn, Ohio), one Ryan's Family Steak House Property (in Spring Hill, Florida) and one Arby's Property (in Avon, Indiana).

     The Boston Market Property in Merced, California, was acquired from an affiliate of the Company (the "Affiliate"). The Affiliate had purchased and temporarily held title to the Property in order to facilitate the acquisition of the Property by the Company. The Property was acquired by the Company for a purchase price of $559,682, representing the cost of the Property to the Affiliate (including carrying costs) due to the fact that this amount was less than the Property's appraised value.

     In connection with the purchase of the Golden Corral Property in Brooklyn, Ohio, which is building only, the Company, as lessor, entered into a long-term lease agreement with an unaffiliated lessee. The lease is on a triple-net lease basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee is also required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. In connection with this acquisition, the Company has also entered into an assignment of an interest in the ground lease with the lessee and the owner of the land. The assignment provides that the ground lessee is responsible for all obligations under the ground lease and provides certain rights to the Company relating to the maintenance of its interest in the building in the event of a default by the lessee under the terms of the ground lease.

         In connection with the purchase of the Boston Market Properties, the Jack in the Box Property, the Applebee's Properties, the Ryan's Family Steak House Property and the Arby's Property, which are land and building, the Company, as lessor, entered into long-term lease agreements with unaffiliated lessees. The leases are on a triple-net basis, with the lessee responsible for all repairs and maintenance, property taxes, insurance and utilities. The lessee also is required to pay for special assessments, sales and use taxes, and the cost of any renovations permitted under the lease. For the Properties that are to be constructed, the Company has entered into development and indemnification and put agreements with the lessees.

         The following table sets forth the location of each of the ten Properties acquired by the Company, including the nine Properties in which the Company acquired the land and building and the one Property in which the Company acquired the building only, during the period July 17, 1996 through September 19, 1996, a description of the competition, and a summary of the principal terms of the acquisition and lease of each Property.


                                            PROPERTY ACQUISITIONS
                                From July 17, 1996 through September 19, 1996

                                                      Lease Expira-
Property Location and       Purchase        Date         tion and          Minimum                            Option
Competition                 Price (1)    Acquired   Renewal Options    Annual Rent (2)   Percentage Rent   To Purchase
---------------------     ------------   --------   ---------------  -----------------   ---------------   -----------
BOSTON MARKET (9)         $762,737       07/24/96   07/2011; five    10.38% of Total     for each lease    at any time
(the "Upland Property")   (excluding                five-year        Cost (4);           year after the    after the fifth
Restaurant to be          closing and               renewal options  increases by 10%    fifth lease       lease year
constructed               development                                after the fifth     year, (i) 4% of
                          costs) (3)                                 lease year and      annual gross
The Upland Property is                                               after every five    sales minus (ii)
located at the northeast                                             years thereafter    the minimum
quadrant of the                                                      during the lease    annual rent for
intersection of Mountain                                             term                such lease year
Avenue and Foothill
Boulevard, Upland, San
Bernardino County,
California in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Upland Property
include an Burger King,
a Taco Bell, a KFC, two
Del Taco's, a Jack in
the Box, a McDonald's,
an Outback Steakhouse
and several local
restaurants.

JACK IN THE BOX           $387,621       08/05/96   07/2014; four    10.75% of Total     for each lease    at any time
(the "Houston #2          (excluding                five-year        Cost (4);           year, (i) 5% of   after the
Property")                closing and               renewal options  increases by 8%     annual gross      seventh lease
Restaurant to be          development                                after the fifth     sales minus (ii)  year
constructed               costs (3)                                  lease year and by   the minimum
                                                                     10% after every     annual rent for
The Houston #2 Property                                              five years          such lease year
is located on the south                                              thereafter during   (5)
side of Interstate 45                                                the lease term
and U.S. Highway 90A in
Houston, Harris County,
Texas, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Houston #2 Property
include two
Whataburger's, a Taco
Bell, a Wendy's, a Pizza
Hut, a Little Caesar's,
a McDonald's, and a
local restaurant.

APPLEBEE'S                $879,753       08/23/96   08/2016; two     11% of Total Cost   for each lease    at any time
(the "Montclair           (excluding                five-year        (4); increases by   year, (i) 5% of   after the fifth
Property")                closing and               renewal options  10% after the       annual gross      lease year (6)
Restaurant to be          development                                fifth lease year    sales minus (ii)
constructed               costs) (3)                                 and after every     the minimum
                                                                     five years          annual rent for
The Montclair Property                                               thereafter during   such lease year
is located on a pad site                                             the lease term
within the Montclair
Plaza Regional Mall, on
the east side of
Montevista Avenue, north
of I-10, in Montclair,
San Bernardino County,
California, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Montclair Property
include an Olive Garden,
a Tony Roma's, a Red
Lobster, and a local
restaurant.

GOLDEN CORRAL             $997,296       08/23/96   05/2010; three   $142,823;           for each lease    upon the
(the "Brooklyn            (excluding     (8)        five-year        increases by 10%    year, (i) 4% of   expiration of
Property")                closing                   renewal options  after the fifth     annual gross      the lease (7)
Existing restaurant       costs)                                     lease year and      sales minus (ii)
                                                                     after every five    the minimum
The Brooklyn Property is                                             years thereafter    annual rent for
located at Northcliff                                                during the lease    such lease year
Avenue and Ridge Road in                                             term
Brooklyn, Cuyahoga
County, Ohio, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Brooklyn Property
include an Applebee's, a
McDonald's, a Dunkin
Donuts, a Boston Market,
and several local
restaurants.

BOSTON MARKET (9)         $664,898       09/06/96   09/2011; five    10.38% of Total     for each lease    at any time
(the "La Quinta           (excluding                five-year        Cost (4);           year after the    after the fifth
Property")                closing and               renewal options  increases by 10%    fifth lease       lease year
Restaurant to be          development                                after the fifth     year, (i) 4% of
constructed               costs) (3)                                 lease year and      annual gross
                                                                     after every five    sales minus (ii)
The La Quinta Property                                               years thereafter    the minimum
is located on a pad site                                             during the lease    annual rent for
within the                                                           term                such lease year
Albertson's/Walmart
Shopping Center, at the
northeast quadrant of
State Highway 111 and
Simon Drive, in La
Quinta, Riverside
County, California, in
an area of mixed retail,
commercial, residential,
and recreational
development.  Other
fast-food and family-
style restaurants
located in proximity to
the La Quinta Property
include a Taco Bell, a
McDonald's, and several
local restaurants.

BOSTON MARKET (9)         $559,682       09/17/96   07/2011; five    10.38% of Total     for each lease    at any time
(the "Merced Property")   (excluding                five-year        Cost (4);           year after the    after the fifth
Restaurant to be          closing and               renewal options  increases by 10%    fifth lease year  lease year
constructed               development                                after the fifth     (i) 4% of annual
                          costs) (3)                                 lease year and      gross sales
The Merced Property is                                               after every five    minus (ii) the
located at the northwest                                             years thereafter    minimum annual
corner of the                                                        during the lease    rent for such
intersection of "M"                                                  term                lease year
Street and Olive Avenue
in Merced, Merced
County, California, in
an area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Merced Property
include a Burger King,
an IHOP, a Jack in the
Box, a McDonald's, a
Pizza Hut, a Red
Lobster, and several
local restaurants.

RYAN'S FAMILY STEAK       $654,588       09/18/96   09/2016; two     10.875% of Total    for each lease    at any time
HOUSE                     (excluding                five-year        Cost (4);           year, (i) 5% of   after the tenth
(the "Spring Hill         closing and               renewal options  increases by 12%    annual gross      lease year
Property")                development                                after the fifth     sales minus (ii)
Restaurant to be          costs) (3)                                 lease year and      the minimum
constructed                                                          after every five    annual rent for
                                                                     years thereafter    such lease year
The Spring Hill Property                                             during the lease
is located at the                                                    term
northwest corner of
Cortez Boulevard and
Chambord Street in
Spring Hill, Hernando
County, Florida, in an
area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Spring Hill Property
include an Arby's, a
McDonald's, a Subway
Sandwich Shop, a
Wendy's, and a local
restaurant.

ARBY'S                    $790,676       09/18/96   09/2016; two     $81,044; increases  for each lease    during the
(the "Avon Property")     (excluding                five-year        by 4.14% after the  year, (i) 4% of   seventh and
Existing restaurant       closing                   renewal options  third lease year    annual gross      tenth lease
                          costs)                                     and after every     sales minus (ii)  years only
The Avon Property is                                                 three years         the minimum
located on the southwest                                             thereafter during   annual rent for
corner of Avon Crossing                                              the lease term      such lease year
Drive and Merchants
Drive in the Avon
Crossing Shopping
Center, in Avon,
Hendricks County,
Indiana, in an area of
mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Avon Property
include a Burger King, a
McDonald's, a Noble
Roman's Pizza, a Taco
Bell, a Wendy's, and
several local
restaurants.

BOSTON MARKET (9)         $697,652       09/19/96   09/2011; five    10.38% of Total     for each lease    at any time
(the "Florissant          (excluding                five-year        Cost (4);           year after the    after the fifth
Property")                closing and               renewal options  increases by 10%    fifth lease year  lease year
Restaurant to be          development                                after the fifth     (i) 5% of annual
constructed               costs) (3)                                 lease year and      gross sales
                                                                     after every five    minus (ii) the
The Florissant Property                                              years thereafter    minimum annual
is located on the north                                              during the lease    rent for such
side of U.S. Highway 67                                              term                lease year
North, northeast of the
intersection of North
Waterford Road and U.S.
Highway 67, in
Florissant, St. Louis
County, Missouri, in an
area of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Florissant Property
include an Applebee's, a
Burger King, a Church's
Fried Chicken, a Dairy
Queen, a Denny's, a
Domino's, a KFC, a
McDonald's, a Ponderosa,
a Rally's, a Shoney's, a
Subway Sandwich Shop,
two Taco Bell's, a
Wendy's, a White Castle,
and several local
restaurants.

APPLEBEE'S                $732,477       09/19/96   09/2016; two     10.87% of Total     for each lease    at any time
(the "Salinas Property")  (excluding                five-year        Cost (4);           year, (i) 5% of   after the
Restaurant to be          closing and               renewal options  increases by 10%    annual gross      seventh lease
constructed               development                                after the fifth     sales minus (ii)  year
                          costs) (3)                                 lease year and      the minimum
The Salinas Property is                                              after every five    annual rent for
located on the west side                                             years thereafter    such lease year
of North Davis Road in                                               during the lease
the Westridge Shopping                                               term
Center, in Salinas,
Monterey County,
California, in an area
of mixed retail,
commercial, and
residential development.
Other fast-food and
family-style restaurants
located in proximity to
the Salinas Property
include an IHOP, and
several local
restaurants.


FOOTNOTES:

(1) The estimated federal income tax basis of the depreciable portion (the building portion) of each of the Properties acquired, and for construction Properties, once the buildings are constructed, is set forth below:

      Property          Federal Tax Basis    Property       Federal Tax Basis
      --------          -----------------    --------       -----------------

      Upland Property        $  433,000      Merced Property       $  401,000
      Houston #2 Property       595,000      Spring Hill Property   1,363,000
      Montclair Property        825,000      Avon Property            484,000
      Brooklyn Property       1,040,000      Florissant Property      618,000
      La Quinta Property        485,000      Salinas Property         648,000

(2) Minimum annual rent for each of the Properties became payable on the effective date of the lease, except as indicated below. For the Upland, La Quinta, Merced and Florissant Properties, minimum annual rent will become due and payable on the date the tenant receives from the landlord its final funding of the construction costs. For the Houston #2 Property, minimum annual rent will become due and payable on the earlier of (i) the date the restaurant opens for business to the public or
      (ii) 180 days after execution of the lease. For the Montclair Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued,
      (ii) the date the restaurant opens for business to the public, (iii) 180 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Spring Hill Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 150 days after execution of the lease or
      (iv) the date the tenant receives from the landlord its final funding of the construction costs. For the Salinas Property, minimum annual rent will become due and payable on the earlier of (i) the date the certificate of occupancy for the restaurant is issued, (ii) the date the restaurant opens for business to the public, (iii) 140 days after execution of the lease or (iv) the date the tenant receives from the landlord its final funding of the construction costs. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Upland, La Quinta, Merced and Florissant Properties, as described above, the tenant shall pay monthly "interim rent" equal to 10.38% per annum of the amount funded by the Company in connection with the purchase and construction of the Property. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Houston #2 Property, as described above, the tenant shall pay monthly "interim rent" equal to 10.75% per annum of the amount funded by the Company in connection with the purchase and construction of the Properties. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Montclair Property, as described above, the tenant shall pay monthly "interim rent" equal to 11 percent per annum of the amount funded by the Company in connection with the purchase and construction of the Property. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Spring Hill Property, as described above, the tenant shall pay monthly "interim rent" equal to 10.875% per annum of the amount funded by the Company in connection with the purchase and construction of the Property. During the period commencing with the effective date of the lease to the date minimum annual rent becomes payable for the Salinas Property, as described above, the tenant shall pay monthly "interim rent" equal to 10.87% per annum of the amount funded by the Company in connection with the purchase and construction of the Property.

(3) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below. The maximum cost to the Company, (including the purchase price of the land (if applicable), development costs (if applicable), and closing and acquisition costs) is not expected to, but may, exceed the amounts set forth below:

                                                         Estimated Final
      Property                Estimated Maximum Cost     Completion Date
      --------                ----------------------     ---------------

      Upland Property           $  977,643               January 20, 1997
      Houston #2 Property          926,235               February 1, 1997
      Montclair Property         1,654,545               February 19, 1997
      La Quinta Property           951,872               March 5, 1997
      Merced Property              930,834               March 16, 1997
      Spring Hill Property       1,881,818               February 15, 1997
      Florissant Property        1,264,986               March 18, 1997
      Salinas Property           1,339,000               February 6, 1997

(4) The "Total Cost" is equal to the sum of (i) the purchase price of the Property, (ii) closing costs, and (iii) actual development costs incurred under the development agreement.

(5) Percentage rent shall be calculated on a calendar year basis (January 1 to December 31).

(6) The lessee also has the option to purchase the Property after the lessee operates at least five Applebee's restaurants.

(7) In the event that the aggregate amount of percentage rent paid by the lessee to the Company over the term of the lease shall equal or exceed 15% of the purchase price paid by the Company, then the option purchase price shall equal one dollar. In the event that the aggregate percentage rent paid shall be less than 15% of the purchase price paid by the Company, then the option purchase price shall equal the difference of 15% of the purchase price, less the aggregate percentage rent paid to the landlord by the lessee under the lease.

(8) The Company accepted an assignment of an interest in the ground lease relating to the Brooklyn Property effective August 23, 1996.

(9) The lessee of the Upland, La Quinta, Merced and Florissant Properties is the same unaffiliated lessee.


                   PRO FORMA ESTIMATE OF TAXABLE INCOME BEFORE DIVIDENDS PAID DEDUCTION OF
                                     CNL AMERICAN PROPERTIES FUND, INC.
                   GENERATED FROM THE OPERATIONS OF PROPERTIES ACQUIRED FROM JULY 17, 1996
                                         THROUGH SEPTEMBER 19, 1996
                                      FOR A 12-MONTH PERIOD (UNAUDITED)


      The following schedule represents pro forma unaudited estimates of taxable income before dividends paid deduction of each Property acquired by the Company from July 17, 1996 through September 19, 1996, for the 12-month period commencing on the date of the inception of the respective lease on such Property.  The schedule should be read in light of the accompanying footnotes.

      These estimates do not purport to present actual or expected operations of the Company for any period in the future.  These estimates were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.  No single lessee or group of affiliated lessees lease Properties or has borrowed funds from the Company with an aggregate purchase price in excess of 20% of the expected total net offering proceeds of the Company.

                                    Boston Market      Jack in the Box       Applebee's      Golden Corral
                                  Upland, CA (5)(7)    Houston, TX (5)   Montclair, CA (5)  Brooklyn, OH (6)
                                  -----------------  ------------------- -----------------  ----------------
Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction:

Base Rent (1)                          $  101,479           $ 97,618          $176,084          $142,823

Asset Management Fees (2)                  (5,819)            (5,467)           (9,563)           (5,921)

General and Administrative
  Expenses (3)                             (6,292)            (6,052)          (10,917)           (8,855)
                                       ----------           --------          --------          --------

Estimated Cash Available from
  Operations                               89,368             86,099           155,604           128,047

Depreciation and Amortization
  Expense (4)                             (11,115)           (15,257)          (21,142)          (26,658)
                                       ----------           --------          --------          --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $   78,253           $ 70,842          $134,462         $ 101,389
                                       ==========           ========          ========         =========


                                                See Footnotes




                                                                        Ryan's Family
                               Boston Market        Boston Market        Steak House        Arby's
                           La Quinta, CA (5)(7)   Merced, CA (5)(7)  Spring Hill, FL (5)   Avon, IN
                           --------------------   -----------------  -------------------  ----------
Pro Forma Estimate of
  Taxable Income Before
  Dividends Paid
  Deduction:

Base Rent (1)                       $ 98,804             $96,704         $204,392       $ 81,044

Asset Management Fees (2)             (5,660)             (5,540)         (11,112)        (4,738)

General and Administrative
  Expenses (3)                        (6,126)             (5,996)         (12,672)        (5,025)
                                    --------            --------         --------       --------

Estimated Cash Available
  from Operations                     87,018              85,168          180,608         71,281

Depreciation and Amortization
  Expense (4)                        (12,439)            (10,283)         (34,952)       (12,415)
                                    --------            --------         --------       --------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company          $ 74,579            $ 74,885         $145,656       $ 58,866
                                    ========            ========         ========       ========


                                                See Footnotes





                                 Boston Market          Applebee's
                             Florissant, MO (5)(7)    Salinas, CA (5)      Total
                             ---------------------    ---------------    ----------
Pro Forma Estimate of
  Taxable Income Before
  Dividends Paid
  Deduction:

Base Rent (1)                          $131,306          $145,549        $1,275,803

Asset Management Fees (2)                (7,523)           (7,950)          (69,293)

General and Administrative
  Expenses (3)                           (8,141)           (9,024)          (79,100)
                                       --------          --------        ----------

Estimated Cash Available
  from Operations                       115,642           128,575         1,127,410

Depreciation and Amortization
  Expense (4)                           (15,852)          (16,617)         (176,730)
                                       --------          --------        ----------

Pro Forma Estimate of Taxable
  Income Before Dividends Paid
  Deduction of the Company             $ 99,790          $111,958        $  950,680
                                       ========          ========        ==========



FOOTNOTES:

(1) Base rent does not include percentage rents which become due if specified levels of gross receipts are achieved.

(2) The Properties will be managed pursuant to an advisory agreement between the Company and CNL Fund Advisors, Inc. (the "Advisor"), pursuant to which the Advisor will receive monthly asset management fees in an amount equal to one-twelfth of .60% of the Company's Real Estate Asset Value as of the end of the preceding month as defined in such agreement.

(3) Estimated at 6.2% of gross rental income based on the previous experience of Affiliates of the Advisor with 17 public limited partnerships which own properties similar to those owned by the Company. Amount does not include soliciting dealer servicing fee due to the fact that such fee will not be incurred until December 31 of the year following the year in which the offering terminates.

(4) The estimated federal tax basis of the depreciable portion (the building portion) of the Properties has been depreciated on the straight-line method over 39 years.

(5) The development agreements for the Properties which are to be constructed, provide that construction must be completed no later than the dates set forth below:

      Property                      Estimated Final Completion Date
      --------                      -------------------------------

      Upland Property               January 20, 1997
      Houston #2 Property           February 1, 1997
      Montclair Property            February 19, 1997
      La Quinta Property            March 5, 1997
      Merced Property               March 16, 1997
      Spring Hill Property          February 15, 1997
      Florissant Property           March 18, 1997
      Salinas Property              February 6, 1997

(6) The Company accepted an assignment of an interest in a ground lease relating to the Brooklyn Property effective August 23, 1996.

(7) The lessee of the Upland, La Quinta, Merced and Florissant Properties is the same unaffiliated lessee.






ITEM 3.     BANKRUPTCY OR RECEIVERSHIP.
------

                  Not applicable.


ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
-------

                  Not applicable.


ITEM 5.     OTHER EVENTS.
-------

                  Not applicable.


ITEM 6.     RESIGNATION OF REGISTRANT'S DIRECTORS.
-------

                  Not applicable.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
-------


                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


                                                                       Page
                                                                       ----

Pro Forma Consolidated Financial Information (unaudited):

   Pro Forma Consolidated Balance Sheet as of June 30, 1996            17

   Pro Forma Consolidated Statement of Earnings for the
     six months ended June 30, 1996                                    18

   Pro Forma Consolidated Statement of Earnings for the
     year ended December 31, 1995                                      19

   Notes to Pro Forma Consolidated Financial Statements
     for the six months ended June 30, 1996 and the
     year ended December 31, 1995                                      20





                 PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


      The following Pro Forma Consolidated Balance Sheet of the Company gives effect to (i) property acquisition transactions from inception through June 30, 1996, including the receipt of $76,816,648 in gross offering proceeds from the sale of 7,681,665 shares of common stock pursuant to a Form S-11 under the Securities Act of 1933, as amended, effective March 29, 1995, and the application of such proceeds to purchase 68 properties (including 29 properties which consist of land and building, one property through a joint venture arrangement which consists of land and building, five properties which consist of building only and 33 properties consisting of land only), 14 of which were under construction at June 30, 1996, to provide mortgage financing to the lessees of the 33 properties consisting of land only, and to pay organizational and offering expenses, acquisition fees and miscellaneous acquisition expenses, (ii) the receipt of $22,934,468 in gross offering proceeds from the sale of 2,293,447 additional shares of common stock during the period July 1, 1996 through September 19, 1996, and (iii) the application of such funds and $3,689,194 of cash and cash equivalents at June 30, 1996, to purchase 14 additional properties acquired during the period July 1, 1996 through September 19, 1996 (11 of which are under construction and consist of land and building, two properties which consist of land and building and one property which consists of building only), to pay additional costs for the 14 properties under construction at June 30, 1996, and to pay offering expenses, acquisition fees and miscellaneous acquisition expenses, all as reflected in the pro forma adjustments described in the related notes. The Pro Forma Consolidated Balance Sheet as of June 30, 1996, includes the transactions described in (i) above from its historical consolidated balance sheet, adjusted to give effect to the transactions in (ii) and (iii) above, as if they had occurred on June 30, 1996.

      The Pro Forma Consolidated Statements of Earnings for the six months ended June 30, 1996 and the year ended December 31, 1995, include the historical operating results of the properties described in (i) above from the dates of their acquisitions plus operating results for the seven of the 82 properties that were owned by the Company as of September 19, 1996, and had a previous rental history prior to the Company's acquisition of such properties, from (A) the later of (1) the date the property became operational as a rental property by the previous owner or (2) June 2, 1995 (the date the Company became operational), to (B) the earlier of (1) the date the property was acquired by the Company or (2) the end of the pro forma period presented. No pro forma adjustments have been made to the Pro Forma Consolidated Statements of Earnings for the remaining 75 properties owned by the Company as of September 19, 1996, due to the fact that these properties did not have a previous rental history.

      This pro forma consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results or condition if the various events and transactions reflected therein had occurred on the dates, or been in effect during the periods, indicated. This pro forma consolidated financial information should not be viewed as predictive of the Company's financial results or conditions in the future.






                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1996

                                                    Pro Forma
               ASSETS               Historical     Adjustments     Pro Forma
                                    -----------  ---------------  -----------

Land and buildings on operating
  leases, less accumulated
  depreciation                      $39,754,572  $14,281,144 (a)  $54,035,716
Net investment in direct
  financing leases (b)                3,071,035    7,484,840 (a)   10,555,875
Cash and cash equivalents            13,369,577   (3,689,194)(a)    9,680,383
Receivables                             114,842                       114,842
Mortgage notes receivable            12,432,362                    12,432,362
Prepaid expenses                         31,396                        31,396
Organization costs, less accumulated
  amortization                           15,682                        15,682
Loan costs, less accumulated
  amortization                           44,871                        44,871
Accrued rental income                   215,222                       215,222
Other assets                          1,548,050      (74,694)(a)    1,473,356
                                    -----------  -----------      -----------

                                    $70,597,609  $18,002,096      $88,599,705
                                    =========== ============      ===========

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Note payable                      $   603,745                   $   603,745
  Accrued interest payable                2,462                         2,462
  Accrued construction costs
    payable                           3,097,615  $(3,097,615)(a)           -
  Accounts payable and accrued
    expenses                             74,460                        74,460
  Escrowed real estate taxes
    payable                               9,696                         9,696
  Due to related parties                206,702                       206,702
  Deferred financing income              42,518                        42,518
  Rents paid in advance                  22,277                        22,277
                                    -----------  -----------      -----------
      Total liabilities               4,059,475   (3,097,615)         961,860
                                    -----------  -----------      -----------

Minority interest                       297,808           -           297,808
                                    -----------  -----------      -----------

Stockholders' equity:
  Preferred stock, without par
    value.  Authorized and
    unissued 3,000,000 shares                -                             -
  Excess shares, $.01 par value
    per share.  Authorized and
    unissued 23,000,000 shares               -                             -
  Common stock, $.01 par value
    per share.  Authorized
    20,000,000 shares; issued
    and outstanding 7,701,665
    shares; issued and
    outstanding, as adjusted,
    9,995,112 shares                     77,017       22,934 (a)       99,951
  Capital in excess of par value     66,612,593   21,076,777 (a)   87,689,370
  Accumulated distributions in
    excess of net earnings             (449,284)                     (449,284)
                                    -----------  -----------      -----------
                                     66,240,326   21,099,711       87,340,037
                                    -----------  -----------      -----------

                                    $70,597,609  $18,002,096      $88,599,705
                                    =========== ============      ===========



                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.








                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
                UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                        SIX MONTHS ENDED JUNE 30, 1996


                                                     Pro Forma
                                      Historical    Adjustments    Pro Forma
                                      ----------   --------------  ----------

Revenues:
  Rental income from
    operating leases                  $1,618,001   $   43,538 (1)  $1,661,539
  Earned income from
    direct financing leases (2)           86,184       34,282 (1)     120,466
  Interest income from
    mortgage notes receivable            465,498                      465,498
  Other interest and income              211,789      (16,508)(3)     195,281
                                      ----------   ----------      ----------
                                       2,381,472       61,312       2,442,784
                                      ----------   ----------      ----------

Expenses:
  General operating and
    administrative                       269,319                      269,319
  Professional services                   48,391                       48,391
  Asset and mortgage management
    fees to related party                 97,673        4,352 (4)     102,025
  State and other taxes                   12,384        1,129 (5)      13,513
  Interest expense                         3,578                        3,578
  Depreciation and amortization          238,762        3,300 (6)     242,062
                                      ----------   ----------      ----------
                                         670,107        8,781         678,888
                                      ----------   ----------      ----------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture           1,711,365       52,531       1,763,896

Minority Interest in Earnings of
  Consolidated Joint Venture             (22,323)                     (22,323)
                                      ----------   ----------      ----------

Net Earnings                          $1,689,042   $   52,531      $1,741,573
                                      ==========   ==========      ==========


Earnings Per Share of
  Common Stock                        $      .30                   $      .31
                                      ==========                   ==========


Weighted Average Number of
  Shares of Common Stock
  Outstanding                          5,649,041                    5,649,041
                                      ==========                   ==========




                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.







                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                         YEAR ENDED DECEMBER 31, 1995


                                                    Pro Forma
                                       Historical  Adjustments    Pro Forma
                                       ---------- --------------  ----------

Revenues:
  Rental income from
    operating leases                    $ 498,817   $ 96,945 (1)   $ 595,762
  Earned income from direct
    financing leases (2)                   28,935                     28,935
  Contingent rental income                 12,024                     12,024
  Interest income                         119,355    (29,664)(3)      89,691
                                        ---------  ---------       ---------
                                          659,131     67,281         726,412
                                        ---------  ---------       ---------

Expenses:
  General operating and
    administrative                        134,759                    134,759
  Professional services                     8,119                      8,119
  Asset management fee to
    related party                          23,078      4,368 (4)      27,446
  State taxes                              20,189      1,769 (5)      21,958
  Depreciation and amortization           104,131     14,700 (6)     118,831
                                        ---------  ---------       ---------
                                          290,276     20,837         311,113
                                        ---------  ---------       ---------

Earnings Before Minority
  Interest in Earnings of
  Consolidated Joint Venture              368,855     46,444         415,299

Minority Interest in Earnings
  of Consolidated Joint Venture               (76)                       (76)
                                        ---------  ---------       ---------

Net Earnings                            $ 368,779  $  46,444       $ 415,223
                                        ========= ==========       =========

Earnings Per Share of
  Common Stock (7)                      $     .19                  $     .22
                                        =========                  =========

Weighted Average Number
  of Shares of Common Stock
  Outstanding (7)                       1,898,350                   1,905,970
                                        =========                  =========


                 See accompanying notes to unaudited pro forma
                      consolidated financial statements.








                      CNL AMERICAN PROPERTIES FUND, INC.
                                AND SUBSIDIARY
        NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                     AND THE YEAR ENDED DECEMBER 31, 1995


Pro Forma Consolidated Balance Sheet:
------------------------------------

(a) Represents gross proceeds of $22,934,468 from the issuance of 2,293,447 shares of common stock during the period July 1, 1996 through September 19, 1996 and $3,689,194 of cash and cash equivalents at June 30, 1996, used (i) to acquire 14 properties for $14,846,047 (of which one property consists of building only and 13 properties consist of land and building), (ii) to fund estimated construction costs of $8,910,807 ($3,097,615 of which was accrued as construction costs payable at June 30, 1996) relating to 14 wholly-owned properties under construction at June 30, 1996, (iii) to pay acquisition fees of $1,032,051 and reclassify from other assets $74,694 of acquisition fees previously incurred relating to the acquired properties and to pay selling commissions and offering expenses (stock issuance costs) of $1,834,757, which have been netted against capital in excess of par value.

      The pro forma adjustments to land and buildings on operating leases and net investment in direct financing leases as a result of the above transactions were as follows:

                                  Estimated
                               purchase price
                              (including con-
                              struction and      Acquisition
                              closing costs)         fees
                              and additional       allocated
                             construction costs   to property    Total
                             ------------------  ------------ -----------

         Boston Market in
           Corvallis, OR            $   906,684  $    48,573  $   955,257
         Jack in the Box
           in Houston, TX               893,681       47,876      941,557
         Arby's in
           Kendallville, IN             738,326       39,553      777,879
         Boston Market in
           Rockwall, TX                 758,432       40,630      799,062
         Boston Market in
           Upland, CA                   969,780       51,953    1,021,733
         Jack in the Box in
           Houston, TX                  911,104       48,809      959,913
         Applebee's in
           Montclair, CA              1,593,906       85,388    1,679,294
         Golden Corral in
           Brooklyn, OH                 986,780       52,863    1,039,643
         Boston Market in
           La Quinta, CA                943,388       50,539      993,927
         Boston Market in
           Merced, CA                   923,356       49,465      972,821
         Arby's in Avon, IN             789,676       42,304      831,980
         Ryan's in Spring
           Hill, FL                   1,852,027       99,215    1,951,242
         Applebee's in
           Salinas, CA                1,325,026       70,983    1,396,009
         Boston Market in
           Florissant, MO             1,253,881       67,172    1,321,053
         Fourteen wholly owned
           properties under
           construction at
           June 30, 1996              5,813,192      311,422    6,124,614
                                    -----------   ----------  -----------

                                    $20,659,239  $ 1,106,745  $21,765,984
                                    ===========  ===========  ===========

         Adjustment classified
           as follows:
             Land and buildings on
               operating leases                               $14,281,144
             Net investment in
               direct financing
               leases                                           7,484,840
                                                              -----------

                                                              $21,765,984
                                                              ===========

(b) In accordance with generally accepted accounting principles, leases in which the present value of future minimum lease payments equals or exceeds 90 percent of the value of the related properties are treated as direct financing leases rather than as land and buildings. The categorization of the leases has no effect on rental revenues received. The building portions of ten of the properties have been classified as direct financing leases.

Pro Forma Consolidated Statements of Earnings:
---------------------------------------------

(1) Represents rental income from operating leases and earned income from direct financing leases for the seven of the 82 properties acquired during the period June 2, 1995 (the date the Company began operations) through September 19, 1996 which had a previous rental history prior to the acquisition of the property by the Company (the "Pro Forma Properties"), for the period commencing (A) the later of (i) the date the Pro Forma Property became operational as a rental property by the previous owner or (ii) June 2, 1995 (the date the Company became operational), to (B) the earlier of (i) the date the Pro Forma Property was acquired by the Company or (ii) the end of the pro forma period presented. Each of the seven Pro Forma Properties was acquired from an affiliate who had purchased and temporarily held title to the property. The noncancellable leases for the Pro Forma Properties in place during the period the affiliate owned the properties were assigned to the Company at the time the Company acquired the properties. The following presents the actual date the Pro Forma Properties were acquired by the Company as compared to the date the Pro Forma Properties were treated as becoming operational as a rental property for purposes of the Pro Forma Consolidated Statements of Earnings.
                                                            Date Pro Forma
                                             Date Placed    Property Became
                                             in Service     Operational as
                                           By the Company   Rental Property
                                           --------------   ---------------

            Jack in the Box in
              Los Angeles, CA                 June 1995        June 1995

            Kenny Rogers Roasters in
              Grand Rapids, MI               August 1995       June 1995

            Kenny Rogers Roasters in
              Franklin, TN                   August 1995       June 1995

            Denny's in Pasadena, TX        September 1995     August 1995

            Denny's in Shawnee, OK         September 1995     August 1995

            Denny's in Grand Rapids, MI      March 1996     September 1995

            Denny's in McKinney, TX           June 1996      December 1995

      In accordance with generally accepted accounting principles, lease revenue from leases accounted for under the operating method is recognized over the terms of the leases. For operating leases providing escalating guaranteed minimum rents, income is reported on a straight-line basis over the terms of the leases. For leases accounted for as direct financing leases, future minimum lease payments are recorded as a receivable. The difference between the receivable and the estimated residual values less the cost of the properties is recorded as unearned income. The unearned income is amortized over the lease terms to provide a constant rate of return. Accordingly, pro forma rental income from operating leases and earned income from direct financing leases does not necessarily represent rental payments that would have been received if the properties had been operational for the full pro forma period.

      Generally, the leases provide for the payment of percentage rent in addition to base rental income. However, due to the fact that no percentage rent was due under the leases for the Pro Forma Properties during the portion of 1996 and 1995 that the previous owners held the properties, no pro forma adjustment was made for percentage rental income for the six months ended June 30, 1996 and the year ended December 31, 1995.

(2) See Note (b) under "Pro Forma Consolidated Balance Sheet" above for a description of direct financing leases.

(3) Represents adjustment to interest income due to the decrease in the amount of cash available for investment in interest bearing accounts during the periods commencing (A) on the later of (i) the dates the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the actual dates of acquisition by the Company or the end of the pro forma period presented, as described in Note (1) above. The estimated pro forma adjustment is based upon the fact that interest income on interest bearing accounts was earned at a rate of approximately four percent per annum by the Company during the six months ended June 30, 1996 and the year ended December 31, 1995.

(4) Represents incremental increase in asset management fees relating to the Pro Forma Properties for the period commencing (A) on the later of (i) the date the Pro Forma Properties became operational as rental properties by the previous owners or (ii) June 2, 1995 (the date the Company became operational), through (B) the earlier of (i) the date the Pro Forma Properties were acquired by the Company or (ii) the end of the pro forma period presented, as described in Note (1) above. Asset management fees are equal to 0.60% of the Company's Real Estate Asset Value (estimated to be approximately $6,219,000 and $5,241,000 for the Pro Forma Properties for the six months ended June 30, 1996 and the year ended December 31, 1995, respectively), as defined in the Company's prospectus.

(5) Represents adjustment to state tax expense due to the incremental increase in rental revenues of Pro Forma Properties. Estimated pro forma state tax expense was calculated based on an analysis of state laws of the various states in which the Company has acquired the Pro Forma Properties. The estimated pro forma state taxes consist primarily of income and franchise taxes ranging from zero to approximately five percent of the Company's pro forma rental income of each Pro Forma Property. Due to the fact that the Company's leases are triple net, the Company has not included any amounts for real estate taxes in the pro forma statement of earnings.

(6) Represents incremental increase in depreciation expense of the building portions of the Pro Forma Properties accounted for as operating leases using the straight-line method over an estimated useful life of 30 years.

(7) Historical earnings per share were calculated based upon the weighted average number of shares of common stock outstanding during the six months ended June 30, 1996, and during the period the Company was operational, June 2, 1995 (the date following when the Company received the minimum offering proceeds and funds were released from escrow) through December 31, 1995.

      As a result of three of the six Pro Forma Properties being treated in the Pro Forma Consolidated Statement of Earnings for the year ended December 31, 1995, as placed in service on June 2, 1995 (the date the Company became operational), the Company assumed approximately 347,100 shares of common stock were sold, and the net offering proceeds were available for investment, on June 2, 1996. Due to the fact that approximately 184,800 of these shares of common stock were actually sold subsequently, during the period June 3, 1995 through June 20, 1995, the weighted average number of shares outstanding for the pro forma period was adjusted. Pro forma earnings per share were calculated based upon the weighted average number of shares of common stock outstanding, as adjusted, during the period the Company was operational, June 2, 1995 through December 31, 1995.




ITEM 8.     CHANGE IN FISCAL YEAR.
-------

                  Not applicable.





                                   EXHIBITS

                                     None.






                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                    CNL AMERICAN PROPERTIES FUND, INC.


Dated:  October 2, 1996                   By:    /s/ Robert A. Bourne
                                                ------------------------------
                                                ROBERT A. BOURNE, President